QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-4 No. 333-130364) of Telewest Global, Inc.

(2)
Registration Statement (Form S-3 No. 333-112787) of NTL Incorporated,

(3)
Registration Statement (Form S-3 No. 333-125494-05) pertaining to NTL Cable PLC,

(4)
Registration Statement (Form S-8 No. 333-107513) pertaining to the 2003 Stock Option Plan, the Executive Group Compensation Bonus Plan and Employment Agreements between the Company and the employees party thereto of NTL Incorporated,

(5)
Registration Statement (Form S-8 No. 333-115210) pertaining to the Amended and Restated 2004 Stock Incentive Plan, the Group 2004 Bonus Scheme and the Sharesave Plan of NTL Incorporated,

(6)
Registration Statement (Form S-8 No. 333-115881) pertaining to employment arrangements between the Company and certain employees of NTL Incorporated,

(7)
Registration Statement (Form S-8 No. 333-118880) pertaining to employment arrangements between the Company and a certain employee of NTL Incorporated,

of our reports dated February 28, 2006, with respect to the consolidated financial statements and schedules of NTL Incorporated, NTL Incorporated management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of NTL Incorporated, included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

/s/ Ernst & Young LLP
London, England
February 28, 2006

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-4 No. 333-130364) of Telewest Global, Inc.,

(2)
Registration Statement (Form S-3 No. 333-112787) of NTL Incorporated,

(3)
Registration Statement (Form S-3 No. 333-125494-05) pertaining to NTL Cable PLC,

(4)
Registration Statement (Form S-8 No. 333-107513) pertaining to the 2003 Stock Option Plan, the Executive Group Compensation Bonus Plan and Employment Agreements between the Company and the employees party thereto of NTL Incorporated,

(5)
Registration Statement (Form S-8 No. 333-115210) pertaining to the Amended and Restated 2004 Stock Incentive Plan, the Group 2004 Bonus Scheme and the Sharesave Plan of NTL Incorporated,

(6)
Registration Statement (Form S-8 No. 333-115881) pertaining to employment arrangements between the Company and certain employees of NTL Incorporated,

(7)
Registration Statement (Form S-8 No. 333-118880) pertaining to employment arrangements between the Company and a certain employee of NTL Incorporated,

of our reports dated February 28, 2006, with respect to the consolidated financial statements and schedules of NTL Investment Holdings Limited, included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

/s/ Ernst & Young LLP
London, England
February 28, 2006

QuickLinks

  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm
  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm